The PNC Financial Services Group, Inc. New York, NY December 2, 2003 Goldman Sachs 14th Annual Bank CEO Conference EXHIBIT 99.1

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements with respect to PNC's outlook or expectations relating to its future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in PNC's written materials distributed at this conference and in the version of these slides posted on PNC's website at www.pnc.com as well as those factors previously disclosed in PNC's SEC reports (accessible on the SEC's website at www.sec.gov and on PNC's website). Future events or circumstances may change PNC's outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which the forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation, and PNC assumes no duty and does not undertake to update them.

Key Messages PNC has... Strong platform for growth Differentiated business mix that can deliver growth Clear and executable plans to achieve growth

Strong Platform for Growth Solid financial position Enhanced risk management and corporate governance Premier technology platform Outstanding team and culture Clear strategic direction

To expand as a deposit-driven bank franchise with select asset management and processing businesses that leverage the core operating platform and customer base to enhance the long-term growth rate and return for shareholders PNC's Strategic Direction PNC will be defined as a company with: Above Average Growth Goal High-Return Business Mix Moderate Risk Profile

PNC's Valuable Business Mix Business Earnings Contribution Business Earnings are for the nine months ended 9/30/03 and are reconciled to GAAP in the Appendix A leading community bank in all major markets served Top 10 treasury management business Top 5 asset-based lender One of the nation's largest bank wealth managers 3rd-largest publicly traded asset manager One of the nation's largest providers of mutual fund transfer agency and accounting and administration services BlackRock PFPC Regional Community Banking Wholesale Banking PNC Advisors 82% 13% 5% PNC Bank

PNC's Business Synergies

- PFPC refers clients to Wholesale Banking for financing needs
- PFPC is one of Treasury Management's largest clients
- RCB provides check processing and clearing for PFPC


Bank
PNC
PFPC
BlackRock

- BlackRock manages trading desk, performs research and provides investment advice for PNC Advisors
- BlackRock Solutions provides risk management modeling capabilities to PNC
- BlackRock manages Midland's servicing deposits
- PNC Advisors invests customer funds at BlackRock
- Treasury Management refers sweep customers to BlackRock

- PFPC services BlackRock funds
- BlackRock invests collateral from PFPC's securities lending business
- PFPC refers sweep customers to BlackRock

PNC

FITB 20.6% USB 20.5% WFC 18.9% PNC 17.1% NCC 16.2% BK 15.9% ONE 15.8% FBF 15.5% STI 14.2% WB 13.7% KEY 13.1% BK 68% PNC 64% WB 50% ONE 48% FITB 48% FBF 47% USB 43% WFC 41% STI 40% KEY 40% NCC 32% A Differentiated Franchise A Core Funded Bank... That's Fee Driven... Generating High Returns BK 64% PNC 76% WB 82% ONE 85% WFC 92% FBF 95% FITB 95% STI 98% USB 104% NCC 111% KEY 129% Noninterest Income to Total Revenue Loans to Deposits Return on Average Common Shareholders' Equity Information as of or for the three months ended 9/30/03 Source: SNL DataSource, PNC as reported

Driving Growth and Efficiencies Premier Technology Platform Web-enabled branches Leading call center Positioned for Check 21 Treasury Management A/R Advantage product PFPC global transfer agency platform BlackRock Solutions 19 The PNC Financial Services Group, Inc. 38 Mellon Financial Corp. J.P. Morgan Chase & Co. State Street Corp. 134 KeyCorp Bank of America BB&T Corp. Bank One Corp. Bank of New York 402 Citigroup Inc. 488 Wells Fargo Rank #1 Bank #19 Overall

Banking businesses 5 - 7% Asset management and processing 15 - 20% Capital management 1 - 3% Consolidated PNC 10 - 12% Our Growth Goals Annualized Earnings Growth Three to Five Year Horizon

Competitive and attractive product offerings Advertising positions PNC as the "bank of choice" for checking Targeted channels that leverage our business mix 2000 2003 Acquired 117 182 Established Branches Workplace Banking University Banking In-Store Loan Direct Mail Chairman's Challenge New Branches Sources of Customer Acquisition Focus on Customer Acquisition Checking Relationships Acquired New Branches Challenge Chairman's Challenge Loan Direct Mail In-Store University Workplace Established Branches 2003 4 7 9 7 18 22 115 2000 0 0 5 4 12 12 84 thousands 2000 2003 Checking Relationships in thousands Regional Community Bank Strategies Information for the nine months ended September 30 Information for the nine months ended September 30

Keeping More Customers 2000 2001 2002 9/30/2003 Single-service 0.908 0.92 0.934 0.94 thousands YTD DDA Households - Retention 91% 92% 93% 94% Regional Community Bank Retention Initiatives Have Produced Impressive Results

Provides Opportunities for Growth and Improved Retention ATM / debit card fees +14% Home equity loans +15% Online banking users +29% Growth Growth is for the nine months ended 9/30/03 vs. 9/30/02 Selling More to Customers Proven Success in Growing Valuable Customer Base 2001 2002 9/30/2003 Multi-service 925 979 1013 Single-service 514 564 593 thousands Checking Relationships Regional Community Bank Single-service Multi-service

Building a More Successful Model Wholesale Bank Improve customer acquisition and penetration Continue transition to customer-focused approach Establish best-in-class risk management Develop culture for growth Strategies Profile of New Corporate Banking Clients with Annual Revenue to PNC >$35,000 Client acquisition ahead of plan 99% investment grade equivalent Limited exposure size Average commitment size $16 million Over 92% less than or equal to $25 million

Selling More Fee-Based Products Highlights 3Q02 4Q02 1Q03 2Q03 3Q03 108 112 115 117 126 Noninterest income is reconciled to GAAP in the Appendix and excludes held for sale gains, net securities gains, and the adoption of FIN 46 $ millions Wholesale Bank Noninterest Income Significant Treasury Management client wins #1 in loan syndications for middle market in the Northeast through September Commercial real estate finance industry leader

Strategies to Reposition PNC Advisors Shift to advice-based provider New managed account product strengthens value proposition Energizing sales with well-prepared sales force Improve client retention Managing at-risk client relationships Strengthen client relationships Plans to improve client and employee satisfaction Realign revenue / expense structure Implementing $20 million efficiency initiative for 2004

PFPC - A Leading Global Provider of Fund Services Highlights Improve client retention and penetration Build aggressive sales force Improve efficiency Strengthen product development and technology Accounting/ administration assets $510 $634 24% Custody assets $336 $384 14% Average FTEs quarter-ended 5,538 4,760 (14%) 9/30/03 12/31/02 Change $ billions Operating margin equals operating income divided by total fund servicing revenue Opportunities Third quarter operating margin improved to 23%

1997 1998 1999 2000 2001 2002 2003 Fixed income 52 65 86 117 135 176 201 Liquidity 40 49 58 61 80 79 74 Equity 13 15 19 22 18 13 12 Alternative investment products 0.489 2 2 4 6 5 7 BlackRock - A World Class Asset Manager $ billions Assets Under Management Liquidity Fixed income Equity Alternative investment products Client-driven consolidation of fixed income asset managers BlackRock Solutions Leverage unified operating platform $204 $165 $239 $105 $131 $273 $294 12/31 9/30 Opportunities

Key Messages PNC has... Strong platform for growth Differentiated business mix that can deliver growth Clear and executable plans to achieve growth

Appendix

Cautionary Statement Regarding Forward-Looking Information This presentation and other statements made by PNC may contain forward-looking statements with respect to PNC's outlook or expectations for earnings, revenues, expenses, capital levels, asset quality or other future financial or business performance, strategies or expectations or the impact of legal, regulatory or supervisory matters on PNC's business operations or performance. Forward-looking statements are typically identified by words or phrases such as "believe," "feel," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "position," "target," "assume," "achievable," "potential," "strategy," "goal," "objective," "plan," "aspiration," "outcome," "continue," "remain," "maintain," "seek," "strive," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and PNC assumes no duty and does not undertake to update them. In addition to factors mentioned in this presentation or previously disclosed in PNC's SEC reports (accessible on the SEC's website at www.sec.gov and on PNC's website at www.pnc.com), the following risks and uncertainties, among others, could cause actual results or future events to differ materially from those anticipated in forward-looking statements or from historical performance: (1) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which if adverse could result in: a deterioration in credit quality, increased credit losses, and increased funding of unfunded loan commitments and letters of credit; an adverse effect on the allowances for credit losses and unfunded loan commitments and letters of credit; a reduction in demand for credit or fee-based products and services; a reduction in net interest income, value of assets under management and assets serviced, value of private equity investments and of other debt and equity investments, value of loans held for sale or value of other on-balance sheet and off-balance sheet assets; or changes in the availability and terms of funding necessary to meet PNC's liquidity needs; (2) relative and absolute investment performance of assets under management; (3) the introduction, withdrawal, success and timing of business initiatives and strategies, decisions regarding further reductions in balance sheet leverage, the timing and pricing of any sales of loans held for sale, and PNC's inability to realize cost savings or revenue enhancements, or to implement integration plans relating to or resulting from mergers, acquisitions, restructurings and divestitures; (4) customer borrowing, repayment, investment and deposit practices and their acceptance of PNC's products and services; (5) the impact of increased competition; (6) how PNC chooses to redeploy available capital, including the extent and timing of any share repurchases and acquisitions or other investments in PNC businesses; (7) the inability to manage risks inherent in PNC's business; (8) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; the impact of increased litigation risk from recent regulatory and other governmental developments; and the impact of reputational risk created by recent regulatory and other governmental

Cautionary Statement Regarding Forward-Looking Information (continued) developments on such matters as business generation and retention, the ability to attract and retain management, liquidity and funding; (9) the denial of insurance coverage for claims made by PNC; (10) an increase in the number of customer or counterparty delinquencies, bankruptcies or defaults that could result in, among other things, increased credit and asset quality risk, a higher provision for credit losses and reduced profitability; (11) the impact, extent and timing of technological changes, the adequacy of intellectual property protection and costs associated with obtaining rights in intellectual property claimed by others; (12) actions of the Federal Reserve Board affecting interest rates, money supply or otherwise reflecting changes in monetary policy; (13) the impact of legislative and regulatory reforms and changes in accounting policies and principles; (14) the impact of the regulatory examination process, PNC's failure to satisfy the requirements of agreements with governmental agencies, and regulators' future use of supervisory and enforcement tools; (15) terrorist activities and international hostilities which may adversely affect the general economy, financial and capital markets, specific industries, and PNC; and (16) issues related to the completion of the pending acquisition of United National Bancorp and the expected consequences of the integration of its business into that of PNC, including the following: completion of the transaction is dependent on, among other things, receipt of stockholder and regulatory approvals, which may not be received or which may be received later than anticipated; the transaction may be materially more expensive to complete than anticipated, including as a result of unexpected factors or events; the integration of United National's business and operations into PNC, which will include conversion of UnitedTrust Bank's different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to United National's or PNC's existing businesses; the anticipated cost savings of the acquisition may take longer than expected to be realized, may not be achieved, or may not be achieved in their entirety; and the anticipated benefits to PNC are dependent in part on United National's business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC's and United National's performance (with respect to United National, see United National's SEC reports, also accessible on the SEC's website) or due to factors related to the acquisition of United National and the process of integrating it into PNC. Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's actual or anticipated results.

Non-GAAP to GAAP Reconcilement Banking businesses Regional Community Banking $449 51% Wholesale Banking 212 24% PNC Advisors 56 7% Total banking businesses 717 82% Asset management and processing businesses BlackRock 114 13% PFPC 43 5% Total asset management and processing businesses 157 18% Total business results 874 100% Intercompany eliminations (5) Other (142) Total consolidated $727 Earnings (Loss) Business Earnings Contribution $ millions Nine Months Ended 9/30/03 Appendix Business Earnings

Non-GAAP to GAAP Reconcilement Wholesale Banking noninterest income $125 $164 $153 $134 $155 Less: Net securities gains - - 23 2 - Held for sale gains, net of valuation adjustments 17 52 15 15 23 Adoption of FIN 46 - - - - 6 Wholesale Banking - adjusted noninterest income $108 $112 $115 $117 $126 9/30/02 $ millions 12/31/02 6/30/03 Appendix Wholesale Banking Noninterest Income 3/31/03 9/30/03 Three Months Ended

Peer Group of Super- Regional Banks The Bank of New York Company, Inc. BK Bank One Corporation ONE Fifth Third Bancorp FITB FleetBoston Financial Corporation FBF KeyCorp KEY National City Corporation NCC The PNC Financial Services Group, Inc. PNC SunTrust Banks, Inc. STI U.S. Bancorp USB Wachovia Corporation WB Wells Fargo & Company WFC Ticker Appendix